Exhibit 99.1

Contact:	Michael Bauer	Rick Fernandez
	Senior Director, Investor Relations	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7538	678-597-6988
	mbauer@manh.com	rfernandez@manh.com

Manhattan Associates Reports Record Revenue and Earnings

RPO Bookings Increase 29% over Prior Year on Strong Demand

Company Raises 2024 Full-Year Guidance

ATLANTA – July 23, 2024 – Leading Supply Chain and Omnichannel Commerce Solutions provider Manhattan Associates Inc. (NASDAQ: MANH) today reported revenue of $265.3 million for the second quarter ended June 30, 2024. GAAP diluted earnings per share for Q2 2024 was $0.85 compared to $0.63 in Q2 2023. Non-GAAP adjusted diluted earnings per share for Q2 2024 was $1.18 compared to $0.88 in Q2 2023.

“Our second quarter was another solid quarter of growth, margin expansion, and cash flow. We have achieved record second quarter and first half results, each exceeding expectations,” said Manhattan Associates president and CEO Eddie Capel.

“Manhattan’s business fundamentals are solid, as our global teams continue to execute well for our customers and deliver industry leading innovation to the market. While we remain appropriately cautious regarding the global economy, we enter the second half of the year with a record pipeline and are optimistic on our growing opportunity,” Mr. Capel concluded.

SECOND QUARTER 2024 FINANCIAL SUMMARY:

•
Consolidated total revenue was $265.3 million for Q2 2024, compared to $231.0 million for Q2 2023.
o
Cloud subscription revenue was $82.4 million for Q2 2024, compared to $60.9 million for Q2 2023.
o
License revenue was $3.1 million for Q2 2024, compared to $3.7 million for Q2 2023.

o
Services revenue was $136.8 million for Q2 2024, compared to $124.6 million for Q2 2023.
•
GAAP diluted earnings per share was $0.85 for Q2 2024, compared to $0.63 for Q2 2023.

• Adjusted diluted earnings per share, a non-GAAP measure, was $1.18 for Q2 2024, compared to $0.88 for Q2 2023.

• GAAP operating income was $68.2 million for Q2 2024, compared to $50.5 million for Q2 2023.

• Adjusted operating income, a non-GAAP measure, was $92.9 million for Q2 2024, compared to $68.4 million for Q2 2023.

• Cash flow from operations was $73.3 million for Q2 2024, compared to $40.6 million for Q2 2023. Days Sales Outstanding was 66 days at June 30, 2024, compared to 74 days at March 31, 2024.

• Cash totaled $202.7 million at June 30, 2024, compared to $207.5 million at March 31, 2024.

• During the three months ended June 30, 2024, the Company repurchased 342,807 shares of Manhattan Associates common stock under the share repurchase program authorized by our Board of Directors for a total investment of $75.0 million. In July 2024, our Board of Directors approved replenishing the Company’s remaining share repurchase authority to an aggregate of $75.0 million of our common stock.

SIX MONTH 2024 FINANCIAL SUMMARY:

•
Consolidated total revenue for the six months ended June 30, 2024, was $519.9 million, compared to $452.0 million for the six months ended June 30, 2023.
o
Cloud subscription revenue was $160.4 million for the six months ended June 30, 2024, compared to $118.2 million for the six months ended June 30, 2023.
o
License revenue was $5.9 million for the six months ended June 30, 2024, compared to $9.1 million for the six months ended June 30, 2023.

o
Services revenue was $269.0 million for the six months ended June 30, 2024, compared to $240.8 million for the six months ended June 30, 2023.
•
GAAP diluted earnings per share for the six months ended June 30, 2024, was $1.71, compared to $1.25 for the six months ended June 30, 2023.
•
Adjusted diluted earnings per share, a non-GAAP measure, was $2.21 for the six months ended June 30, 2024, compared to $1.67 for the six months ended June 30, 2023.
•
GAAP operating income was $125.8 million for the six months ended June 30, 2024, compared to $97.6 million for the six months ended June 30, 2023.
•
Adjusted operating income, a non-GAAP measure, was $172.6 million for the six months ended June 30, 2024, compared to $132.1 million for the six months ended June 30, 2023.
•
Cash flow from operations was $128.0 million for the six months ended June 30, 2024, compared to $99.3 million for the six months ended June 30, 2023.
•
During the six months ended June 30, 2024, the Company repurchased 636,399 shares of Manhattan Associates common stock under the share repurchase program authorized by our Board of Directors, for a total investment of $148.4 million. In July 2024, our Board of Directors approved replenishing the Company’s remaining share repurchase authority to an aggregate of $75.0 million of our common stock.

2024 GUIDANCE

Manhattan Associates provides the following revenue, operating margin and diluted earnings per share guidance for the full year 2024:

	Guidance Range - 2024 Full Year
($'s in millions, except operating margin and EPS)	$ Range		% Growth Range

Total revenue - current guidance	$1,036	$1,044	12%	12%

Operating margin:
GAAP operating margin - current guidance	22.8%	23.1%
Equity-based compensation	9.2%	9.1%
Adjusted operating margin(1) - current guidance	32.0%	32.2%

Diluted earnings per share (EPS):
GAAP EPS - current guidance	$3.08	$3.16	9%	12%
Equity-based compensation, net of tax	1.29	1.29
Excess tax benefit on stock vesting(2)	(0.15)	(0.15)
Adjusted EPS(1) - current guidance	$4.22	$4.30	13%	15%

(1) Adjusted operating margin and adjusted EPS are non-GAAP measures that exclude the impact of equity-based compensation and related income tax effects.
(2) Excess tax benefit on stock vesting expected to occur primarily in the first quarter of 2024.

Manhattan Associates currently intends to publish in each quarterly earnings release certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. See our cautionary note regarding “forward-looking statements” below.

Manhattan Associates will make this earnings release and published expectations available on the investor relations section of the Manhattan Associates website at ir.manh.com. Following publication of this earnings release, any expectations with respect to future financial performance contained in this release, including the guidance, should be considered historical only, and Manhattan Associates disclaims any obligation to update them.

CONFERENCE CALL

Manhattan Associates’ conference call regarding its second quarter financial results will be held today, July 23, 2024, at 4:30 p.m. Eastern Time. The Company will also discuss its business and expectations for the year and next quarter in additional detail during the call. We invite investors to a live webcast of the conference call through the Investor Relations section of the Manhattan Associates website at ir.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. The Internet webcast will be available until Manhattan Associates’ third quarter 2024 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

Manhattan Associates provides adjusted operating income and margin, adjusted income tax provision, adjusted net income, and adjusted diluted earnings per share in this press release as additional information regarding the Company’s historical and projected operating results. These measures are not in accordance with, or alternatives to, GAAP, and may be different from similarly titled non-GAAP measures used by other companies. The Company believes the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide supplemental information in evaluating the operating results of its business, as distinct from results that include items not indicative of ongoing operating results, and because the Company believes its peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the three and six months ended June 30, 2024.

Non-GAAP adjusted operating income and margin, adjusted income tax provision, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation – net of income tax effects. They also exclude the tax benefits or deficiencies of vested stock awards caused by differences in the amount deductible for tax purposes from the compensation expense recorded for financial reporting purposes. We include reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates is a global technology leader in supply chain and omnichannel commerce. We unite information across the enterprise, converging front-end sales with back-end supply chain execution. Our software, platform technology and unmatched experience help drive both top-line growth and bottom-line profitability for our customers.

Manhattan Associates designs, builds and delivers leading edge cloud solutions so that across the store, through your network or from your fulfillment center, you are ready to reap the rewards of the omnichannel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include, without limitation, the information set forth under “2024 Guidance” and statements identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “project,” “estimate” and similar expressions. Prospective investors are cautioned that any of those forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by those forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by those forward-looking statements are: economic conditions, including inflation; disruption and transformation in the retail sector and our vertical markets; delays in product development; competitive and pricing pressures; software errors and information technology failures, disruption and security breaches; risks related to our products’ technology and customer implementations; global instability, including the wars in Ukraine and the Middle East; and the other risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in Item 1A of Part II in subsequent Quarterly Reports on Form 10-Q. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Cloud subscriptions	$82,361	$60,943	$160,388	$118,163
Software license	3,061	3,745	5,871	9,097
Maintenance	35,273	35,826	70,245	71,476
Services	136,831	124,609	269,026	240,779
Hardware	7,792	5,893	14,340	12,514
Total revenue	265,318	231,016	519,870	452,029
Costs and expenses:
Cost of cloud subscriptions, maintenance and services	119,696	108,445	238,651	211,772
Cost of software license	345	368	677	670
Research and development	35,334	31,600	70,344	62,394
Sales and marketing	19,154	18,563	39,083	36,628
General and administrative	21,112	20,237	42,315	40,190
Depreciation and amortization	1,489	1,320	2,982	2,807
Total costs and expenses	197,130	180,533	394,052	354,461
Operating income	68,188	50,483	125,818	97,568
Other income, net	914	1,041	1,910	1,184
Income before income taxes	69,102	51,524	127,728	98,752
Income tax provision	16,336	11,904	21,161	20,341
Net income	$52,766	$39,620	$106,567	$78,411

Basic earnings per share	$0.86	$0.64	$1.73	$1.26
Diluted earnings per share	$0.85	$0.63	$1.71	$1.25

Weighted average number of shares:
Basic	61,421	61,862	61,523	62,036
Diluted	62,118	62,432	62,305	62,599

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Operating income	$68,188	$50,483	$125,818	$97,568
Equity-based compensation (a)	24,666	17,928	46,761	34,568
Adjusted operating income (Non-GAAP)	$92,854	$68,411	$172,579	$132,136

Income tax provision	$16,336	$11,904	$21,161	$20,341
Equity-based compensation (a)	3,848	2,628	7,284	5,037
Tax benefit of stock awards vested (b)	327	281	8,484	3,236
Adjusted income tax provision (Non-GAAP)	$20,511	$14,813	$36,929	$28,614

Net income	$52,766	$39,620	$106,567	$78,411
Equity-based compensation (a)	20,818	15,300	39,477	29,531
Tax benefit of stock awards vested (b)	(327)	(281)	(8,484)	(3,236)
Adjusted net income (Non-GAAP)	$73,257	$54,639	$137,560	$104,706

Diluted EPS	$0.85	$0.63	$1.71	$1.25
Equity-based compensation (a)	0.34	0.25	0.63	0.47
Tax benefit of stock awards vested (b)	(0.01)	-	(0.14)	(0.05)
Adjusted diluted EPS (Non-GAAP)	$1.18	$0.88	$2.21	$1.67

Fully diluted shares	62,118	62,432	62,305	62,599

a)
Adjusted results exclude all equity-based compensation, as detailed below, to facilitate comparison with our peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC. We do not receive a GAAP tax benefit for a portion of our equity-based compensation, mainly because of Section 162(m) of the Internal Revenue Code, which limits tax deductions for compensation granted to certain executives.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Cost of services	$11,358	$7,178	$20,647	$13,694
Research and development	5,455	3,915	10,695	7,570
Sales and marketing	2,116	1,807	4,106	3,455
General and administrative	5,737	5,028	11,313	9,849
Total equity-based compensation	$24,666	$17,928	$46,761	$34,568

(b)
Adjustments represent the excess tax benefits and tax deficiencies of the equity awards vested during the period. Excess tax benefits (deficiencies) occur when the amount deductible on our tax return for an equity award is more (less) than the cumulative compensation cost recognized for financial reporting purposes. As discussed above, we exclude equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry and for the other reasons explained in our Current Report on Form 8-K filed with the SEC. Therefore, we also exclude the related tax benefit (expense) generated upon their vesting.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$202,709	$270,741
Accounts receivable, net	191,226	181,173
Prepaid expenses and other current assets	32,211	27,276
Total current assets	426,146	479,190

Property and equipment, net	13,392	11,795
Operating lease right-of-use assets	51,181	21,645
Goodwill, net	62,230	62,235
Deferred income taxes	78,529	66,043
Other assets	33,834	32,445
Total assets	$665,312	$673,353

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$25,581	$24,508
Accrued compensation and benefits	54,550	73,210
Accrued and other liabilities	23,167	27,374
Deferred revenue	258,987	237,793
Income taxes payable	425	3,030
Total current liabilities	362,710	365,915

Operating lease liabilities, long-term	50,842	17,694
Other non-current liabilities	11,131	11,466

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2024 and 2023	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 61,245,638 and 61,566,037 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	612	615
Retained earnings	267,771	304,701
Accumulated other comprehensive loss	(27,754)	(27,038)
Total shareholders' equity	240,629	278,278
Total liabilities and shareholders' equity	$665,312	$673,353

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2024	2023
	(unaudited)	(unaudited)
Operating activities:
Net income	$106,567	$78,411
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,982	2,807
Equity-based compensation	46,761	34,568
(Gain) loss on disposal of equipment	(124)	22
Deferred income taxes	(12,519)	(11,038)
Unrealized foreign currency loss	610	1,577
Changes in operating assets and liabilities:
Accounts receivable, net	(11,153)	(11,024)
Other assets	(2,088)	(5,825)
Accounts payable, accrued and other liabilities	(18,082)	(2,593)
Income taxes	(7,043)	(5,359)
Deferred revenue	22,089	17,740
Net cash provided by operating activities	128,000	99,286

Investing activities:
Purchase of property and equipment	(4,538)	(1,675)
Net cash used in investing activities	(4,538)	(1,675)

Financing activities:
Repurchase of common stock	(189,546)	(169,115)
Net cash used in financing activities	(189,546)	(169,115)

Foreign currency impact on cash	(1,948)	(665)

Net change in cash and cash equivalents	(68,032)	(72,169)
Cash and cash equivalents at beginning of period	270,741	225,463
Cash and cash equivalents at end of period	$202,709	$153,294

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1. GAAP and adjusted earnings per share by quarter are as follows:

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
GAAP Diluted EPS	$0.62	$0.63	$0.79	$0.78	$2.82	$0.86	$0.85	$1.71
Adjustments to GAAP:
Equity-based compensation	0.23	0.25	0.26	0.25	0.97	0.30	0.34	0.63
Tax benefit of stock awards vested	(0.05)	-	-	-	(0.06)	(0.13)	(0.01)	(0.14)
Adjusted Diluted EPS	$0.80	$0.88	$1.05	$1.03	$3.74	$1.03	$1.18	$2.21
Fully Diluted Shares	62,767	62,432	62,310	62,555	62,608	62,493	62,118	62,305

2. Revenues and operating income by reportable segment are as follows (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue:
Americas	$170,759	$179,208	$186,564	$182,664	$719,195	$196,312	$205,955	$402,267
EMEA	39,658	40,902	41,204	44,874	166,638	46,620	46,918	93,538
APAC	10,596	10,906	10,673	10,717	42,892	11,620	12,445	24,065
	$221,013	$231,016	$238,441	$238,255	$928,725	$254,552	$265,318	$519,870

GAAP Operating Income:
Americas	$29,647	$32,326	$34,655	$38,530	$135,158	$36,687	$45,300	$81,987
EMEA	12,793	13,556	14,415	15,959	56,723	15,884	17,195	33,079
APAC	4,645	4,601	4,378	4,376	18,000	5,059	5,693	10,752
	$47,085	$50,483	$53,448	$58,865	$209,881	$57,630	$68,188	$125,818

Adjustments (pre-tax):
Americas:
Equity-based compensation	$16,640	$17,928	$19,030	$17,973	$71,571	$22,095	$24,666	$46,761
	$16,640	$17,928	$19,030	$17,973	$71,571	$22,095	$24,666	$46,761

Adjusted non-GAAP Operating Income:
Americas	$46,287	$50,254	$53,685	$56,503	$206,729	$58,782	$69,966	$128,748
EMEA	12,793	13,556	14,415	15,959	56,723	15,884	17,195	33,079
APAC	4,645	4,601	4,378	4,376	18,000	5,059	5,693	10,752
	$63,725	$68,411	$72,478	$76,838	$281,452	$79,725	$92,854	$172,579

3. Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue	$(3,084)	$104	$2,755	$2,341	$2,116	$648	$(531)	$117
Costs and expenses	(3,616)	(1,133)	1,033	1,212	(2,504)	176	(673)	(497)
Operating income	532	1,237	1,722	1,129	4,620	472	142	614
Foreign currency gains (losses) in other income	(810)	(516)	387	(527)	(1,466)	(564)	(577)	$(1,141)
	$(278)	$721	$2,109	$602	$3,154	$(92)	$(435)	$(527)

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Operating income	$1,632	$1,222	$728	$267	$3,849	$185	$307	$492
Foreign currency gains (losses) in other income	(283)	(31)	812	(105)	393	164	41	205
Total impact of changes in the Indian Rupee	$1,349	$1,191	$1,540	$162	$4,242	$349	$348	$697

4. Other income includes the following components (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Interest income	$969	$1,555	$1,371	$1,409	$5,304	$1,414	$1,503	$2,917
Foreign currency gains (losses)	(810)	(516)	387	(527)	(1,466)	(564)	(577)	(1,141)
Other non-operating income (expense)	(16)	2	(19)	(15)	(48)	146	(12)	134
Total other income (loss)	$143	$1,041	$1,739	$867	$3,790	$996	$914	$1,910

5. Capital expenditures are as follows (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Capital expenditures	$666	$1,009	$1,086	$1,969	$4,730	$2,321	$2,217	$4,538

6. Stock Repurchase Activity (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Shares purchased under publicly announced buy-back program	515	381	128	-	1,024	294	343	637
Shares withheld for taxes due upon vesting of restricted stock units	208	4	8	2	222	165	3	168
Total shares purchased	723	385	136	2	1,246	459	346	805

Total cash paid for shares purchased under publicly announced buy-back program	$74,177	$66,769	$25,072	$0	$166,018	$73,411	$74,999	$148,410
Total cash paid for shares withheld for taxes due upon vesting of restricted stock units	27,511	658	1,529	331	30,029	40,423	713	41,136
Total cash paid for shares repurchased	$101,688	$67,427	$26,601	$331	$196,047	$113,834	$75,712	$189,546

7. Remaining Performance Obligations

We disclose revenue we expect to recognize from our remaining performance obligations ("RPO"). Over 98% of our RPO represents cloud native subscriptions with non-cancelable terms greater than one year (including cloud-deferred revenue as well as amounts we will invoice and recognize as revenue from our performance of cloud services in future periods). Maintenance contracts are typically one year and not included in the RPO. Our RPO as of the end of each period appears below (in thousands):

	March 31, 2023	June 30, 2023	September 30, 2023	December 30, 2023	March 31, 2024	June 30, 2024
Remaining Performance Obligations	$1,153,404	$1,238,672	$1,324,861	$1,427,854	$1,516,430	$1,601,531